UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 21, 2013

DFC Global Corp.

(Exact name of registrant as specified in charter)

Delaware	000-50866	23-2636866
(State or Other Jurisdiction of Incorporation)	(Commission file number)	(I.R.S. Employer Identification Number)

1436 Lancaster Avenue, Suite 300 Berwyn, Pennsylvania	19312
(Address of principal executive offices)	(Zip Code)

610-296-3400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On June 25, 2013, DFC Global Corp. (the “Registrant”), along with certain of its direct and indirect wholly owned subsidiaries, entered into the Third Amendment (the “Amendment”) to the Second Amended and Restated Credit Agreement dated as of March 3, 2011 with Wells Fargo Bank, National Association and the lenders party thereto. The Amendment amends certain financial and operating covenants in order to provide additional flexibility to the Registrant. The Amendment also adds a new liquidity covenant, and prohibits the payment of cash dividends.

A copy of the Amendment is attached hereto as Exhibit 10.1 and is incorporated herein by reference. The foregoing description of the Amendment is qualified in its entirety by reference to the full text of the Amendment.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Certain Officers

On June 21, 2013, the Registrant announced that Norman Miller (“Mr. Miller”), the Registrant’s current Executive Vice President and Chief Operating Officer, was appointed President of the Registrant effective as of the close of business on June 21, 2013. Mr. Miller will retain his position as Chief Operating Officer of the Registrant.

Prior to his promotion to President, Mr. Miller, age 52, served as Executive Vice President and Chief Operating Officer since 2007. Prior to joining the Registrant, Mr. Miller was employed by Aramark, Inc., a provider of managed services to business, educational, healthcare, governmental and other institutions, where he served from 2003 to 2006 as its Group President of Sports & Entertainment. He also served from 2002 to 2003 as Aramark’s President of Correctional Services. From 1992 to 1997, Mr. Miller was a Regional General Manager at Nestle, a food and beverage company. From 1989 to 1992, Mr. Miller was employed by Kraft General Foods, a food and beverage company, as a Regional Sales Manager. From 1988 to 1989, Mr. Miller was employed by PepsiCo as a Regional Operations Manager. Mr. Miller is a 1983 graduate of the United States Military Academy at West Point.

In connection with Mr. Miller’s promotion, the Registrant entered into an amendment (the “Miller Amendment”) to Mr. Miller’s employment agreement to reflect Mr. Miller’s promotion to the role of President and Chief Operating Officer of the Registrant and related changes to his compensation. The Miller Amendment reflects Mr. Miller’s change in title, increases his base salary from $550,000 to $700,000 per annum, increases his target annual cash bonus eligibility from 90% to 100% of his base salary, and increases his maximum annual cash bonus eligibility from 180% to 200% of his base salary.

The foregoing summary of the Miller Amendment is qualified in its entirety by reference to the full text of the Miller Amendment, a copy of which is attached as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference.

There are no arrangements or understandings between Mr. Miller and any other persons pursuant to which Mr. Miller was appointed as President and Chief Operating Officer of the Registrant. There are no transactions in which Mr. Miller has an interest requiring disclosure under Item 404(a) of Regulation S-K.

Departure of Directors or Certain Officers

On June 21, 2013 (the “Effective Date”), Dollar Financial Group, Inc., a wholly owned subsidiary of DFC Global Corp. and Kenneth Schwenke (“Mr. Schwenke”), the current President of the Registrant, entered into a Separation and Release Agreement (the “Release”) that provides for Mr. Schwenke’s separation from employment with the Registrant and all of its subsidiaries and affiliates. Pursuant to the Release, Mr. Schwenke ceased to be the President and an executive officer of the Registrant and all of its subsidiaries and affiliates as of the Effective Date and his employment will terminate as of the close of business on June 30, 2013 (the “Termination Date).

Mr. Schwenke will receive the benefits set forth in the Release, in accordance with the terms of his Employment Agreement with the Registrant dated November 14, 2011.

The above summary is qualified in its entirety by the full text of the Release, a copy of which is filed as Exhibit 10.3 and is incorporated herein by reference.

Compensatory Arrangements of Certain Officers

Equity Incentive Plan; Incentive Compensation Programs

In order to implement the Registrant’s clawback policy with respect to incentive cash, annual bonus and equity awards granted on and after July 1, 2013, the Registrant has (i) amended the forms of Notice of Grant of Stock Option, Restricted Stock Unit Award Agreement (including its international form) and Stock Award Agreement it will use for grants under its 2007 Equity Incentive Plan and (ii) created a form of Notice Letter as part of its Long Term Incentive Compensation Program and Executive and Key Management Bonus Program.

A description of the forms of Notice of Grant of Stock Option, Restricted Stock Unit Award Agreement, Stock Award Agreement, and Notice Letter set forth herein does not purport to be complete and is qualified in its entirety by reference to the full text of the form of Notice of Grant of Stock Option attached to this Current Report on Form 8-K as Exhibit 10.4 and incorporated herein by reference, the forms of Restricted Stock Unit Award Agreement and Restricted Stock Unit Award Agreement (International Grantee) each attached to this Current Report on Form 8-K as Exhibits 10.5 and 10.6, respectively, and each incorporated herein by reference, the form of Stock Award Agreement attached to this Current Report on Form 8-K as Exhibit 10.7 and incorporated herein by reference, and the form of Notice Letter attached to this Current Report on Form 8-K as Exhibit 10.8 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

10.1	Third Amendment to the Second Amended and Restated Credit Agreement dated as of March 3, 2011 with Wells Fargo Bank, National Association and the lenders party thereto.

10.2	Amendment to Employment Agreement, dated June 21, 2013, by and among Dollar Financial Group, Inc., the Registrant and Norman Miller.

10.3	Separation and Release Agreement, dated June 21, 2013, by and between Kenneth Schwenke and Dollar Financial Group, Inc., a wholly owned subsidiary of the Registrant.

10.4	Form of Notice of Grant of Stock Option for 2007 Equity Incentive Plan

10.5	Form of Restricted Stock Unit Award Agreement for 2007 Stock Incentive Plan

10.6	Form of Restricted Stock Unit Award Agreement for 2007 Equity incentive Plan (International Grantee)

10.7	Form of Stock Award Agreement for the 2007 Stock incentive Plan

10.8	Form of Notice Letter

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DFC GLOBAL CORP.

Date: June 25, 2013	By:	/s/ William M. Athas
		Name:	William M. Athas
		Title:	Senior Vice President of Finance and Corporate Controller

EXHIBIT INDEX

Exhibit No.	Description
10.1	Third Amendment to the Second Amended and Restated Credit Agreement dated as of March 3, 2011 with Wells Fargo Bank, National Association and the lenders party thereto.

10.2	Amendment to Employment Agreement, dated June 21, 2013, by and among Dollar Financial Group, Inc., the Registrant and Norman Miller.

10.3	Separation and Release Agreement, dated June 21, 2013, by and between Kenneth Schwenke and Dollar Financial Group, Inc., a wholly owned subsidiary of the Registrant.

10.4	Form of Notice of Grant of Stock Option for 2007 Equity Incentive Plan

10.5	Form of Restricted Stock Unit Award Agreement for 2007 Stock Incentive Plan

10.6	Form of Restricted Stock Unit Award Agreement for 2007 Equity incentive Plan (International Grantee)

10.7	Form of Stock Award Agreement for the 2007 Stock incentive Plan

10.8	Form of Notice Letter